UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1975 Waddle Road

State College, Pennsylvania 16803

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (814) 278-7267

Not applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 1, 2007, Rex Energy Operating Corp. (“Rex Operating”), a wholly-owned subsidiary of Rex Energy Corporation (the “Company”), entered into a new employment agreement with each of Benjamin W. Hulburt, Thomas F. Shields, Thomas C. Stabley and Christopher K. Hulburt relating to service as the Company’s and Rex Operating’s Chief Executive Officer, President & Chief Operating Officer, Chief Financial Officer, and Executive Vice President, Secretary and General Counsel, respectively. The employment agreements provide for an annual base salary of $225,000 for Benjamin W. Hulburt, $200,000 for Thomas F. Shields, and $185,000 for each of Thomas C. Stabley and Christopher K. Hulburt. Each employment agreement became effective as of July 30, 2007, the date of the closing of the Company’s initial public offering, and will continue in effect until the earlier of (i) the third anniversary of the effective date of the employment agreement, (ii) termination based on death or disability of the executive, (iii) termination by Rex Operating of the executive’s employment, and (iv) voluntary termination of employment by the executive. If the executive is employed on the third anniversary of the effective date of the employment agreement, his employment agreement will be automatically extended for a one year period unless either party provides 60 days advanced written notice that such party does not intend to extend the term.

Each employment agreement provides that Rex Operating will pay severance benefits to each executive officer if (i) his employment is involuntarily terminated without cause, (ii) he elects to terminate his employment with good reason (as described below), or, (iii) if following a change in control (as described below), he elects to terminate his employment with good reason in connection with a change in control.

In each such instance, and subject to the terms of the employment agreements, Rex Operating will pay to the applicable executive officer the following:

•

A lump sum in cash equal to the sum of his base salary through the date of termination, any compensation previously deferred by him (together with any accrued interest or earnings thereon) and any accrued vacation pay, to be paid within 30 days following the date of termination;

•	All vested benefits to which he is entitled under the terms of the employee benefit plans in which he is a participant on the date of such termination, payable when due under the terms of the plans;

•	A lump sum cash severance payment in an amount equal to two times his then base salary, to be paid within 60 days following the date of termination;

•

A lump sum in cash equal to the expected value of his annual cash incentive potential for the fiscal year in which such termination occurs prorated to the date of termination, to be paid within 60 days following the date of termination;

•

A lump sum equal to the product of (1) the monthly basic life insurance premium applicable to his basic life insurance coverage immediately prior to the date of termination and (2) the number of full and fractional months remaining under the term of the applicable employment agreement; and

•

Certain perquisites, other than executive life insurance, being provided to the executive on the date of termination as further set forth in each agreement for the remainder of the term of the applicable employment agreement.

Under the employment agreements, “good reason” for the executive’s termination of employment means the occurrence, without the executive’s prior written consent, of any one or more of the following:

•	the assignment to the executive of any duties inconsistent with the executive’s position (including status, office, title and reporting requirements), authorities, duties or other responsibilities;

•

in the case of Benjamin W. Hulburt and Thomas F. Shields only, the removal of the executive from, or the failure of the stockholders to re-elect the executive to, the Board of Directors of Rex Operating or the Company, except in connection with the termination of the executive’s employment for cause or for disability;

•	the relocation of the executive’s principal place of employment in State College, Pennsylvania to a location more than twenty five (25) miles from the principal place of employment; or

•	a material breach by Rex Operating of any provision of the employment agreement.

If one or more “changes in control” of Rex Operating occurs, each of the employment agreements provide that “good reason” for the executive’s termination of employment also includes any of the following occurrences:

•

Rex Operating or its successor reduces the executive’s base salary as in effect immediately before the occurrence of the first change in control or as the executive’s base salary may be increased from time to time after that occurrence;

•

Rex Operating or its successor reduces the executive’s annual bonus (i) to an amount less than the annual bonus as in effect immediately before the occurrence of the first change in Control or (ii) if more than one annual bonus has been paid to the Executive, to an amount less than the average of the two annual bonuses earned by such executive with respect to the two preceding years;

•

Rex Operating or its successor fails to (i) continue in effect any bonus, incentive, profit sharing, performance, savings, retirement or pension policy, plan, program or arrangement in which the executive was a participant immediately before the occurrence of the first change in control of Rex Operating, unless an equitable and reasonably comparable arrangement (embodied in a substitute or alternative benefit or plan) shall have been made with respect to such benefit plans promptly following the occurrence of the last change in control of Rex Operating, or (ii) continue the executive’s participation in any such benefit plan (or any substitute or alternative plan) on substantially the same basis, both in terms of the amount of benefits provided to the executive and the level of the executive’s participation relative to other participants, as existed immediately before the occurrence of the first change in control of Rex Operating;

•

Rex Operating or its successor fails to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of Rex Operating’s other executive benefit plans, policies, programs and arrangements in which the executive was a participant immediately before the occurrence of the first change in control of Rex Operating;

•

Rex Operating or its successor takes any action that would directly or indirectly materially reduce any other non-contractual benefits that were provided to the executive by Rex Operating immediately before the occurrence of the first change in control of Rex Operating or deprive the executive of any material fringe benefit enjoyed by the executive immediately before the occurrence of the first change in control of Rex Operating;

•

Rex Operating or its successor fails to provide the executive with the number of paid vacation days to which the executive was entitled in accordance with Rex Operating’s vacation policy in effect immediately before the occurrence of the first change in control of Rex Operating;

•

Rex Operating or its successor requires the executive to perform a majority of his duties outside the executive’s principal office for a period of more than 21 consecutive days or for more than 90 days in any calendar year;

•	Rex Operating or its successor fails to honor any provision of any agreement the executive has or may in the future have with Rex Operating or fail to honor any provision of the employment agreement;

•

Rex Operating or its successor gives effective notice of an election to terminate at the end of the term or the extended term of any employment agreement the Executive has or may in the future have with Rex Operating or its successor in accordance with the terms of any such agreement; or

•

Rex Operating or its successor purports to terminate the executive’s employment by Rex Operating unless notice of that termination shall have been given to the executive pursuant the terms and conditions of the employment agreement;

The employment agreements each provide that Rex Operating has 30 business days from the date on which Rex Operating receives the executive’s notice of termination for good reason to remedy any such occurrence otherwise constituting good reason.

Under the employment agreements, a “change in control” means:

•

The Company’s board of directors is no longer comprised of a majority of incumbent directors, who are defined as directors who were directors on the effective date of the agreements and any successor to an incumbent director whose election, or nomination for election by the Company’s stockholders, was approved by the affirmative vote of at least two-thirds of the incumbent directors then on the board of directors; or

•

The Company is reorganized, merged or consolidated or the Company or any of its subsidiaries is sold, or all or substantially all of the Company’s assets are disposed of, unless (1) all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding common stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then outstanding shares of the Company’s common stock of the corporation resulting from such transaction in substantially the same proportions as their ownership immediately prior to such transaction of the Company’s outstanding common stock, (2) an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such transaction, except to the extent that such ownership existed prior to such transaction, and (3) at least a majority of the members of the board of directors of the corporation resulting from such transaction were incumbent directors of the Company’s board of directors at the time of the execution of the initial agreement, or of the action of the Company’s board of directors, providing for such transaction; or

•	Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires beneficial ownership of 30% or more of the then outstanding shares of the Company’s common stock, except for (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of the immediately preceding paragraph.

Each employment agreement also provides that, upon a change in control, (i) all options to acquire any of the Company’s stock and all stock appreciation rights held by the executive officer will become fully exerciseable, and (ii) all restrictions on any of the Company’s restricted stock granted to the executive officer prior to the change in control will be removed and the stock will be freely transferable, in each case, regardless of whether the conditions set forth in the relevant award agreements have been fully satisfied.

The employment agreements also (i) prohibit the executive officers from disclosing the Company’s confidential information, and, (ii) subject to certain exceptions as further set forth in each employment agreement, restrict each executive officer from engaging in any practice or business in competition with Rex Operating, the Company, or its affiliates for a period of one year following the date of such executive officer’s termination of employment with Rex Operating.

Benjamin W. Hulburt was named Chief Executive Officer of the Company in March 2007. Prior to that, Mr. Hulburt served as the Chief Executive Officer of Rex Operating since October 2006, President of Rex Operating from March 2004 to October 2006, and Chief Financial Officer for Douglas Oil & Gas Limited Partnership from January 2001 to February 2004. Mr. Hulburt co-founded the first Rex Energy partnership in 2001 and has co-founded and has served as an officer of all of the Rex Energy affiliated companies since that time. Prior to November 2001, Mr. Hulburt served on active duty as a commissioned officer in the United States Army for four years, leaving the service holding the rank of Captain. Mr. Hulburt received his Bachelor of Science degree in Finance from Pennsylvania State University. Mr. Hulburt is 33 years old and is the brother of Christopher K. Hulburt.

Thomas F. Shields was named President and Chief Operating Officer of the Company in March 2007. Prior to that, Mr. Shields served as the President & Chief Operating Officer of Rex Operating since October 2006, Chief Operating Officer of Rex Operating from March 2004 to October 2006, and Chief Executive Officer of Douglas Oil & Gas Limited Partnership and its predecessor Douglas Oil & Gas, Inc. from January 1984 to February 2004. He received his Bachelor of Science degree in Petroleum and Natural Gas Engineering from Pennsylvania State University. Mr. Shields is 50 years old.

Thomas C. Stabley was named the Chief Financial Officer of Rex Energy in March 2007. Prior to that, Mr. Stabley served as the Chief Financial Officer of Rex Operating since March 2004 and Vice President of Accounting for Shaner Hotel Group, a privately-held company controlled by the Company’s Chairman, Lance T. Shaner, from January 1998 to March 2004. He received his Bachelor of Science degree in Accounting from the University of Pittsburgh. Mr. Stabley is 36 years old.

Christopher K. Hulburt was named Executive Vice President, Secretary and General Counsel of the Company in March 2007. Prior to that, Mr. Hulburt served as the Vice President and General Counsel for Rex Operating since April 2005. From January 2001 until April 2005, Mr. Hulburt was a senior associate for the law firm of Hodgson Russ LLP in its corporate and securities practice group. Prior to joining Hodgson Russ, he served as an officer in the U.S. Army’s Judge Advocate General’s Corps as a military prosecutor beginning in January 1997 and, in his last two years of service, also held the position of Special Assistant United States Attorney for the U.S. Department of Justice. He received his Bachelors degree in History/Education from Niagara University and his law degree from Western New England College School of Law. Mr. Hulburt is 36 years old and is the brother of Benjamin W. Hulburt.

The foregoing is qualified by reference to Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title
10.1	Employment Agreement by and between Benjamin W. Hulburt and Rex Energy Operating Corp. dated August 1, 2007.

10.2	Employment Agreement by and between Thomas F. Shields and Rex Energy Operating Corp. dated August 1, 2007

10.3	Employment Agreement by and between Thomas C. Stabley and Rex Energy Operating Corp. dated August 1, 2007

10.4	Employment Agreement by and between Christopher K. Hulburt and Rex Energy Operating Corp. dated August 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Benjamin W. Hulburt
Benjamin W. Hulburt
Chief Executive Officer

Date: August 6, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Employment Agreement by and between Benjamin W. Hulburt and Rex Energy Operating Corp. dated August 1, 2007.

10.2	Employment Agreement by and between Thomas F. Shields and Rex Energy Operating Corp. dated August 1, 2007

10.3	Employment Agreement by and between Thomas C. Stabley and Rex Energy Operating Corp. dated August 1, 2007

10.4	Employment Agreement by and between Christopher K. Hulburt and Rex Energy Operating Corp. dated August 1, 2007